EXHIBIT 32.2

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of Gladstone Acquisition Corporation (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. §1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the period ended December 31, 2021 (“Form 10-K”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2022

/s/ Michael Malesardi

Michael Malesardi

Chief Financial Officer and Treasurer

(Principal Financial and Accounting Officer)